Exhibit 99.1

Media Contact:

Elise Szwajkowski

Head of Communications, Fifth Wall

FWAC@fifthwall.com

Mobile Infrastructure Corporation Shareholder Contact:

ir@mobileit.com

Mobile Infrastructure Corporation To Be Publicly Listed In

Merger With Fifth Wall Acquisition Corp. III

—Transaction values the Company at a $550 million post-money equity valuation[1]

—Upon closing, will be the first pure-play parking owner of scale to be publicly listed

—Diversified portfolio of assets comprising 15,750 parking spaces across 44 facilities and

22 distinct markets

—Fifth Wall Acquisition Corp. III is an affiliate of Fifth Wall, the largest venture capital firm focused on the built world with $3.2B of assets under management

—Mobile Infrastructure Corp. to benefit from Fifth Wall’s ecosystem of institutional real estate partners and access to technology solutions

New York, New York—December 13, 2022—Fifth Wall Acquisition Corp. III (NASDAQ: FWAC) (“FWAC”), a special purpose acquisition company (SPAC) sponsored by an affiliate of Fifth Wall, the largest venture capital firm focused on technology for the built world, announced today that it entered into a definitive business combination agreement with Mobile Infrastructure Corp. (“MIC” or the “Company”), one of the largest institutional-quality, mobility-focused parking asset owners in the U.S. Upon the closing of this transaction, the combined company expects to be publicly traded on the New York Stock Exchange under the ticker “BEEP.”

Founded in 2015, MIC has established an industry-leading reputation acquiring under-managed parking facilities in the nation’s top 50 metropolitan statistical areas (MSAs) and implementing a variety of asset management initiatives to unlock embedded upside. MIC is led by an experienced management team with long-standing parking industry relationships.  MIC’s strategically diversified portfolio currently includes 44 parking facilities in 22 markets.

[1] Assuming no public shareholders of FWAC exercise their redemption right.

Company & Industry Highlights

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Attractive Cash Flow Characteristics:  Parking features an attractive revenue profile combining both recurring monthly contracts as well as weekly, daily, and hourly arrangements which provide a natural inflationary hedge through adjustable rates.  Assets in the MIC portfolio benefit from a diverse set of demand drivers in high traffic central business districts.  MIC’s parking assets have minimal ongoing operating expenses and low recurring capital expenditures.

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Experienced Management Team:  MIC is led by an experienced management team with over 40 years of combined industry experience and relationships in the parking industry, including the former CEO of Parking Company of America.

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Growth Opportunities through Active Asset Management:  Parking is an industry that has historically underinvested in technology and asset management initiatives.  MIC utilizes proprietary technology to maximize revenue and profitability through customer data collection, dynamic rate optimization, and demand strategies.  Additionally, MIC has established percentage of rent operator leases which align incentives and capture significant contribution margin on growth.

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Fragmented Industry Ripe for Consolidation:  Ownership of parking assets is highly fragmented with the vast majority of industry assets held by small local owner-operators, who generally own between one to five properties in a specific market. Additionally, supply is naturally constrained due to onerous zoning restrictions and scarcity of land in urban downtown environments, creating a favorable backdrop for consolidation and growth.  Expected proceeds from the transaction will provide capital for external growth and future expansion and allow MIC to accelerate the execution of its acquisition pipeline.

Management Comments

Manuel Chavez, Chief Executive Officer and Chairman of MIC, said, “Today marks an important step in our path towards creating a next-generation publicly-listed parking platform. Fifth Wall’s vast expertise bridging the gap between analog businesses and technologies, combined with their network of limited partners who represent the world’s top real estate owners and operators, make them an integral partner in our next growth phase.”

Jeff Osher, Managing Partner of No Street Capital, and MIC Director, commented, “As the largest shareholder of MIC, I’m thrilled that we not only found the right partner in FWAC, but also an aligned incentive structure that is conducive to the creation of meaningful shareholder value over time. Our enthusiasm about MIC’s combination with FWAC is reflected in No Street’s commitment to invest an additional $10 million in a PIPE transaction.”

Brad Greiwe, Co-Founder and Managing Partner at Fifth Wall, shared, “Fifth Wall has long evaluated the landscape of parking owner-operators and the technologies applicable to those businesses. It was evident that Mobile Infrastructure has the right portfolio, management team, operator relationships and track record to redefine and usher the industry into the future.”

As part of the business combination, Greiwe is expected to join MIC’s Board of Directors.

Transaction Overview

The business combination values the combined company at a post-money equity valuation of approximately $550 million assuming no public shareholders of FWAC exercise their redemption rights.

The combined company is expected to have up to approximately $276 million in cash at closing, including $275 million of cash held in FWAC from its initial public offering on May 27, 2021 (assuming no redemptions by FWAC’s public shareholders and prior to the payment of transaction expenses).  The transaction is further supported by a $10 million PIPE investment from No Street Capital, an existing MIC shareholder.

MIC and FWAC are aligning long-term interests.  FWAC’s sponsor has agreed to defer a portion of its founder shares in an earn-out with vesting at significant premiums to FWAC’s current share price, while MIC’s CEO has elected to receive 100% of his 2023 compensation in stock. In addition, a portion of the FWAC Sponsor’s founder shares will be cancelled for no consideration.  The combined company will have significant insider ownership, and MIC’s existing investors are rolling 100% of their equity in the transaction.  Additionally, no SPAC warrants have been issued, and as a result, shareholders will benefit from less dilution and a simplified capital structure.

The transaction has been unanimously approved by the Boards of Directors of both MIC and FWAC.  The transaction is expected to close in the second quarter of 2023, subject to the satisfaction of customary closing conditions, including the approval of shareholders of both parties.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by FWAC and Mobile Infrastructure Corporation with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Venable LLP and Keating Muething & Klekamp PLL are serving as legal counsel to Mobile Infrastructure Corporation.  B. Riley is rendering a fairness opinion to the Company.

Gibson, Dunn & Crutcher LLP is serving as legal counsel to Fifth Wall Acquisition Corp. III.

About Fifth Wall Acquisition Corp. III

Fifth Wall Acquisition Corp. III is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Mobile Infrastructure Corporation:

Mobile Infrastructure is an internally-managed, publicly registered, non-listed company that invests primarily in parking lots and garages in the United States. As of September 30, 2022, it owned 44 parking facilities located in 22 separate markets throughout the United States, with a total of 15,750 parking spaces and approximately 5.4 million square feet and approximately 0.2 million square feet of commercial space adjacent to its parking facilities. For more information, please visit www.mobileit.com.

Additional Information This document relates to the proposed merger involving Fifth Wall Acquisition Corp. III ("FWAC") and Mobile Infrastructure Corp. ("MIC"). FWAC intends to file a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC"), which will include a joint proxy statement of FWAC and MIC and that will constitute a prospectus of FWAC, referred to as a joint proxy statement/prospectus, and each party will file other documents with the SEC regarding the proposed transaction. A definitive joint proxy statement/prospectus will also be sent to the stockholders of FWAC and MIC, seeking any required stockholder approvals. Investors and security holders of FWAC and MIC are urged to carefully read the entire joint proxy statement/prospectus, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by FWAC and MIC with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Alternatively, documents filed by FWAC, when available, can be obtained free of charge from FWAC upon written request to Fifth Wall Acquisition Corp. III, 6060 Center Drive, 10th Floor, Los Angeles, California 90045, and documents filed by MIC, when available, can be obtained free of charge from MIC upon written request to Mobile Infrastructure Corporation, 30 W 4th Street, Cincinnati, Ohio 45202.

Participants in the Solicitation

FWAC, MIC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the merger and related matters. Information regarding FWAC's directors and executive officers is contained in the section of FWAC's final IPO prospectus titled "Management", which was filed with the SEC on May 26, 2021, and information regarding MIC’s directors and executive officers is contained in the section of MIC’s Annual Report on Form 10-K titled “Directors, Executive Officers and Corporate Governance”, which was filed with the SEC on March 30, 2022. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This document also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, FWAC's and MIC's expectations or predictions of future financial or business performance or conditions, MIC’s assets or operations, the anticipated benefits of the proposed transaction, the expected composition of the management team and board of directors following the transaction, the expected use of capital following the transaction, including MIC's ability to accomplish the initiatives outlined above, the expected timing of the closing of the transaction and the expected cash balance of the combined company following the closing. Any forward-looking statements herein are based solely on the expectations or predictions of FWAC or MIC and do not express the expectations, predictions or opinions of Fifth Wall in any way. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," “predicts,” "forecasts," "may," "will," “could,” "should," "seeks," "plans," "scheduled," "anticipates," “potential,” "intends" or "continue" or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of FWAC's Annual Report on Form 10-K titled "Risk Factors," which was filed with the SEC on March 30, 2022, and in the section of MIC’s Annual Report on Form 10-K titled “Risk Factors,” which was filed with the SEC on March 30, 2022 and in Part II, Item 1A “Risk Factors” in MIC’s Quarterly Reports on Form 10-Q filed on May 16, 2022, August 15, 2022 and November 18, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on FWAC's or MIC's management's current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither FWAC nor MIC is under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FWAC and MIC has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in FWAC's and MIC’s reports filed with the SEC, including FWAC's and MIC’s most recent reports on Form 8-K and all attachments thereto, which are available, free of charge, at the SEC's website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals or stockholder approvals of FWAC or MIC are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained, failure to realize the anticipated benefits of the merger, risks related to MIC's ability to execute on its business strategy, attain its investment strategy or increase the value of its portfolio, act on its pipeline of acquisitions, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that FWAC or MIC may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by FWAC's public stockholders, the ability of MIC and the combined company to leverage Fifth Wall's limited partner and other commercial relationships to grow MIC’s customer base (which is not the subject of any legally binding obligation on the part of Fifth Wall or any of its partners or representatives), the ability of MIC and the combined company to leverage its relationship with any other MIC investor (including investors in the proposed PIPE transaction) to grow MIC's customer base, the ability of the combined company to meet Nasdaq's listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the merger, the inability to complete the private placement of common stock of FWAC to certain institutional accredited investors, the risk that the announcement and consummation of the transaction disrupts MIC's current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against FWAC, MIC, or any of their respective directors or officers, following the announcement of the transaction, the ability of FWAC or the combined company to issue equity or equity-linked securities in connection with the proposed merger or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and those factors discussed in documents of FWAC and MIC filed, or to be filed, with the SEC.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in FWAC's and MIC’s most recent reports on Form 8-K, which are available, free of charge, at the SEC's website at www.sec.gov, and will also be provided in FWAC's joint proxy statement/prospectus, when available. Any financial projections in this document are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond FWAC's and MIC's control. While all projections are necessarily speculative, FWAC and MIC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this document should not be regarded as an indication that FWAC and MIC, or their representatives, considered or consider the projections to be a reliable prediction of future events.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in FWAC or MIC and is not intended to form the basis of an investment decision in FWAC or MIC. All subsequent written and oral forward-looking statements concerning FWAC and MIC, the proposed transaction, or other matters and attributable to FWAC and MIC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information About Fifth Wall

In these materials (including any accompanying video or audio materials), references to "Fifth Wall" and "Fifth Wall Group" generally refer to Fifth Wall Asset Management, LLC, and Fifth Wall Ventures Management, LLC, collectively with their affiliates and any investment funds, investment vehicles or accounts managed or advised by any of the foregoing (each such fund, vehicle or account, a "Fifth Wall Fund"). FWAC is sponsored by Fifth Wall Acquisition Sponsor III LLC (the "FWAC Sponsor"), which is an affiliate of Fifth Wall.  However, FWAC is an independent publicly-traded company, and not a member of Fifth Wall or the Fifth Wall Group.  Fifth Wall has not and is not providing investment advice to any person in connection with the matters contemplated herein, including FWAC, FWAC Sponsor or MIC.

Except for certain limited obligations of the FWAC Sponsor related to the disposition of its founder shares in FWAC, Fifth Wall in not a party to the proposed transaction agreements between FWAC and MIC or related transactions. Neither Fifth Wall, nor any of its partners, employees or other representatives will have at any time any legal obligation or commitment to any person (including MIC) to promote, advertise, market, or support the products, services, business or operations of MIC or the combined company. Fifth Wall's position following consummation of the proposed merger will be that of an investor in the combined company until such time as Fifth Wall may, subject to its contractual obligations, dispose of its shares in the combined company.

This material is neither an offer to sell nor a solicitation of an offer to buy any security in any Fifth Wall Fund, and may not be used or relied upon in connection with any offer or solicitation. A private offering of interests in a Fifth Wall Fund may only be made by such Fifth Wall Fund pursuant to the offering documents for such Fifth Wall Fund, which will contain additional information about the investment objectives, terms, and conditions of an investment in such Fifth Wall Fund and also contain tax information and risk disclosures that are important to any investment decision regarding such Fifth Wall Fund. The information contained in this material is superseded by, and is qualified in its entirety by reference to, such offering documents.  This communication is intended only for persons resident in jurisdictions where the distribution or availability of this communication would not be contrary to applicable laws or regulations.

Past performance or activities are not necessarily indicative of future results, and there can be no assurance that any Fifth Wall Fund will achieve results comparable to those presented herein, or that any Fifth Wall Fund will be able to implement its investment strategies or achieve its investment objectives. A Fifth Wall Fund's investment and applicable investment restrictions may differ from those historically employed by Fifth Wall, and economic conditions may differ materially from the conditions under which any other investment fund, investment vehicle or account managed or advised by Fifth Wall has previously invested.  The investments, transactions and operational activities of Fifth Wall contained in this material, if any, are shown for illustrative purposes only of the types of investments, transactions and activities that have historically been undertaken by Fifth Wall, its affiliates and their respective officers, directors, partners, members, employees and/or advisors.